SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                                 (Amendment No.)


Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]
Check the appropriate box:
   [ ]   Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [X]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           HAEMONETICS CORPORATION
-----------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


-----------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


   Payment of Filing Fee (Check the appropriate box):
   [x]   No fee required
   [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1)   Title of each class of securities to which transaction applies:

               ---------------------------------------------------------------
         (2)   Aggregate number of securities to which transaction applies:

               ---------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               ---------------------------------------------------------------
         (4)   Proposed maximum aggregate value of transaction:

               ---------------------------------------------------------------
         (5)   Total fee paid:

               ---------------------------------------------------------------

   [ ]   Fee paid previously with preliminary materials.
   [ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)   Amount previously paid:

               ---------------------------------------------------------------
         (2)   Form, Schedule or Registration Statement No.:

               ---------------------------------------------------------------
         (3)   Filing party:

               ---------------------------------------------------------------
         (4)   Date Filed:

               ---------------------------------------------------------------


                           HAEMONETICS CORPORATION

                  Notice of Annual Meeting of Stockholders

                                July 24, 2001

To the Stockholders:

      The Annual Meeting of the Stockholders of Haemonetics Corporation will be held on Tuesday, July 24, 2001 at 9:00 a.m. at the State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts for the following purposes:

      1. To elect three Directors to serve for a term of three years and until their successors shall be elected and qualified, as more fully described in the accompanying Proxy Statement.

      2. To ratify the selection by the Board of Directors of Arthur Andersen LLP as independent public accountants for the current fiscal year.

      3. To consider and act upon any other business which may properly come before the meeting.

      The Board of Directors has fixed the close of business on May 29, 2001 as the record date for the meeting. All stockholders of record on that date are entitled to notice of and to vote at the meeting.

      PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON.


                                       By Order of the Board of Directors




                                       /s/ Alicia R. Lopez
                                       Alicia R. Lopez
                                       Clerk


Braintree, Massachusetts
June 25, 2001

                           HAEMONETICS CORPORATION

                               PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Haemonetics Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on Tuesday, July 24, 2001, at the time and place set forth in the notice of meeting, and at any adjournment thereof. The approximate date on which this Proxy Statement and form of proxy are first being sent to stockholders is June 25, 2001.

      If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the stockholder. If no instructions are specified with respect to any particular matter to be acted upon, the proxy will be voted in favor thereof. Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the meeting or by giving written notice of revocation to the Clerk of the Company at any time before the proxy is exercised.

      The holders of a majority in interest of all Common Stock issued, outstanding and entitled to vote are required to be present in person or be represented by proxy at the Meeting in order to constitute a quorum for transaction of business. The election of the nominees for Director will be decided by plurality vote. The affirmative vote of the holders of at least a majority of the shares of Common Stock voting thereon in person or by proxy at the meeting is required to approve item 2 listed in the notice of meeting. Abstentions and "non-votes" are counted as present in determining whether the quorum requirement is satisfied. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election of directors. Abstentions will be counted in the tabulation of votes cast on item 2 presented to stockholders, while broker non-votes will not be counted.

      The Company will bear the cost of this solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Company (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, telegraph or in person and arrange for brokerage houses and their custodians, nominees and fiduciaries to send proxies and proxy materials to their principals at the expense of the Company.

      The Company's principal executive offices are located at 400 Wood Road, Braintree, Massachusetts, USA 02184-9114, telephone number (781) 848-7100.

                      RECORD DATE AND VOTING SECURITIES

      Only stockholders of record at the close of business on May 29, 2001 are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding and entitled to vote 26,093,827 shares of Common Stock with a par value of $.01 per share. Each outstanding share entitles the record holder to one vote.

                            ELECTION OF DIRECTORS

      Pursuant to the Articles of Organization of the Company, the Board of Directors is divided into three classes, with each class being as nearly equal in number as possible. One class is elected each year for a term of three years. Yutaka Sakurada, Donna C.E. Williamson, and Harvey G. Klein are currently serving in the class of directors whose terms expire at this Annual Meeting. It is proposed that Yutaka Sakurada, Donna C.E. Williamson, and Harvey G. Klein be elected to serve terms of three years, and in each case until their successors shall be duly elected and qualified or until their death, resignation or removal. The persons named in the accompanying proxy will vote, unless authority is withheld, for the election of the nominees named below. If any such nominees should become unavailable for election, which is not anticipated, the persons named in the accompanying proxy will vote for such substitutes as management may recommend. Should management not recommend a substitute for any nominee, the proxy will be voted for the election of the remaining nominees. The nominees are not related to each other or to any executive officer of the Company or its subsidiaries.


                                               Year First
                                               Elected a              Position with the Company or Principal
Name                                    Age     Director              Occupation During the Past Five Years
---------------------------------------------------------------------------------------------------------------------

Nominated for a term ending in 2004:

Yutaka Sakurada                         69        1991       Since April, 1995, Senior Vice
                                                             President of the Company and President of Haemonetics
                                                             Japan. From October, 1991, Vice President of the Company
                                                             and President of Haemonetics Japan. Previously, from
                                                             1989 to 1991, Managing Director, Kuraray Plastics Co.,
                                                             Ltd. and from 1985 to 1989, Director of Kuraray Co.,
                                                             Ltd., a diversified synthetic fiber manufacturer and a
                                                             distributor of the Company's products. From 1988 to
                                                             1996, Vice Chairman, Japanese Society for Biomaterials.

Donna C.E. Williamson                   49        1993       Since January, 2001 an independent consultant. From May,
                                                             1999 to January, 2001 Managing Director and Senior Vice
                                                             President, ABN Amro Private Equity, an equity investing
                                                             partnership. From 1996 to 1999, an independent
                                                             consultant. From 1993 to 1996 Corporate Senior Vice
                                                             President of Caremark International, Inc., a
                                                             leading provider of diversified health care services
                                                             throughout the United States and in other countries.
                                                             Corporate Vice President at Caremark from 1992 to 1993
                                                             and Corporate Vice President at Baxter International
                                                             from 1983 to 1992 responsible for strategy, business
                                                             development and health cost management businesses.
                                                             Director of PSS World Medical, Inc. and the American
                                                             Red Cross of Greater Chicago.




Harvey G. Klein M.D.                    59        1998       Since 1983, Chief of the Department of Transfusion
                                                             Medicine at the Warren G. Magnuson Clinical Center of
                                                             the National Institutes of Health. Previously held other
                                                             senior level positions with NIH. Currently serves on
                                                             several Boards, including as President, American
                                                             Association of Blood Banks and Chairman of the Panel for
                                                             Blood and Blood Products of the US Pharmacopeia (USP).
                                                             Previously, President of the American Society for
                                                             Apheresis and Director of the World Apheresis
                                                             Association and a member of the U.S.Health and Human
                                                             Services Advisory Committee on Blood Safety and
                                                             Availability.

Serving a term ending in 2002:

James L. Peterson                       58        1985       Since January, 1998, President and Chief Executive
                                                             Officer of the Company. From May 1994, President,
                                                             International Operations, and Vice Chairman of the Board
                                                             of Directors of the Company. From 1988 to 1994,
                                                             Executive Vice President of the Company. Previously,
                                                             Vice President, with responsibility for all
                                                             international activities of the Company and its
                                                             predecessor.

Benjamin L. Holmes                      66        1998       Since December 1994, President of the Holmes Co.,
                                                             specializing in health care with a focus on the device
                                                             industry. Previously, from 1985 to 1994, Vice President,
                                                             Hewlett-Packard Medical Products Group. From 1983 to
                                                             1985, General Manager, Hewlett-Packard Medical Products
                                                             Group. Director of not-for-profit organizations Project
                                                             HOPE, UCLA Foundation, and St. Luke's Wood River Medical
                                                             Center Foundation. Also, serves as Director for PLC
                                                             Medical Systems, a publicly traded company.




Serving a term ending in 2003:

Sir Stuart Burgess                      72        1992       Since January, 1998, Chairman of the Company. Since
                                                             1995, Chairman of Finsbury Worldwide Pharmaceutical
                                                             Trust plc, an investment trust specializing in the
                                                             pharmaceutical industry. From 1990 to 1997 Chairman of
                                                             the Anglia & Oxford Region of the U.K. National Health
                                                             Service (NHS) and member of the NHS Policy Board. From
                                                             1993 to 1997, Director of Anagen plc and from 1990 to
                                                             1996, Director Immuno UK Ltd. From 1979 to 1989, Chief
                                                             Executive Officer, and from 1973 to 1989 director of
                                                             Amersham International plc, a world leader in nuclear
                                                             medicine.

Ronald G. Gelbman                       54        2000       Recently retired Johnson & Johnson Executive Committee
                                                             Member and Worldwide Chairman, Health Systems &
                                                             Diagnostics. Previously, was Worldwide Chairman,
                                                             Pharmaceuticals and Diagnostics, Johnson & Johnson.
                                                             Member of the Board of Directors for Sensatex and Union
                                                             Biometrica; the Board of Trustees at Rollins College;
                                                             and the Board of Advisors at the privately-held Internet
                                                             software company, Neuvis.

N. Colin Lind                           46        1998       Since 1986, with Blum Capital Partners L.P., a strategic
                                                             equity investment firm with approximately 15% ownership
                                                             in Haemonetics. Currently Managing Partner for the firm
                                                             responsible for $1.8 billion in assets under management.
                                                             Currently serves as Director of privately-held
                                                             companies, Kinetic Concepts and Smarte Carte. Previously
                                                             a Director of two public and nine private companies.


                INFORMATION CONCERNING THE BOARD OF DIRECTORS
                          AND DIRECTOR COMPENSATION

      During the last fiscal year, there were five meetings of the Board of Directors of the Company. All of the Directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held while he or she was a director, and (ii) the total number of meetings held by Committees of the Board of Directors on which they served. The Board of Directors does not have a Nominating Committee.

      During fiscal year 2001, the Directors of the Company who were not employees of the Company, except Sir Stuart Burgess, received an annual cash fee of $10,000 and an option to purchase up to 9,000 shares of Common Stock of the Company. Sir Stuart Burgess, as compensation for his additional duties performed as Chairman of the Board, was paid a base fee of $45,000 in cash. Sir Stuart was also granted options to purchase up to 15,000 shares of Common Stock of the Company. The options granted to both the directors and to the Chairman vested immediately.

      The Board of Directors has a Compensation and Management Development Committee (the "Compensation Committee") composed of independent directors who are not employees of the Company. The members of the Compensation Committee are Sir Stuart Burgess, chairman, Donna C.E. Williamson, N. Colin Lind, Benjamin L. Holmes and Ronald G. Gelbman. The Compensation Committee determines the compensation to be paid to the key officers of the Company and administers the Company's 1990 Stock Option Plan and its 1992 and 2000 Long-term Incentive Plans. The Committee met four times during the past fiscal year and on other occasions took action by written consent.

      The Board of Directors also has an Audit Committee. The members of the Audit Committee are Benjamin L. Holmes, chairman, Donna C.E. Williamson, Ronald G. Gelbman and Sir Stuart Burgess. The Audit Committee provides general oversight of the Company's financial reporting and disclosure practices, system of internal controls, and the Company's processes for monitoring compliance by the Company with Company policies. The Committee reviews with the Company's independent auditors the scope of the audit for the year, the results of the audit when completed and the independent auditor's fee for services performed. The Audit Committee also recommends independent auditors to the Board of Directors and reviews with management, and internal audit, various matters related to its internal accounting controls. During the last fiscal year, there were four meetings of the Audit Committee.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of May 16, 2001, certain information with respect to beneficial ownership of the Company's Common Stock by: (i) each person known by the Company to own beneficially more than five percent of the Company's Common Stock; (ii) each of the Company's directors and each of the executive officers named in the Summary
Compensation Table elsewhere in this Proxy Statement; and (iii) all directors and executive officers as a group.


                                                Title          Amount & Nature       Percent
Name of Beneficial Owner                       of Class      Beneficial Ownership    Of Class
---------------------------------------------------------------------------------------------

Sir Stuart Burgess(1)                        Common Stock           152,732             .59%
James L. Peterson(2)                         Common Stock         1,441,927            5.57%
Ronald J. Ryan(3)                            Common Stock           111,720             .43%
Stephen C. Swenson(4)                        Common Stock                 -               -
Timothy Surgenor(5)                          Common Stock            71,374             .28%
Thomas D. Headley(6)                         Common Stock            20,955             .08%
Yutaka Sakurada(7)                           Common Stock            94,470             .36%
Ronald G. Gelbman(8)                         Common Stock            21,000             .08%
Donna C.E. Williamson(9)                     Common Stock            55,300             .21%
Benjamin L. Holmes(10)                       Common Stock            34,000            .13%
Harvey G. Klein M.D.(11)                     Common Stock            30,000            .12%
N. Colin Lind(12)                            Common Stock         3,761,800          14.52%
State of Wisconsin Investment Board(13)      Common Stock         1,890,000           7.30%
Wellington Management(14)                    Common Stock         3,007,050          12.47%
Blum Capital Partners, L.P.(15)              Common Stock         3,761,800          14.52%
Neuberger & Berman(16)                       Common Stock         1,964,338           7.25%
Vanguard Specialized Portfolios, Inc.(17)    Common Stock         1,983,900           7.66%
Massachusetts Financial Services(18)         Common Stock         1,560,283           6.02%
All executive officers and directors
 as a group (12 persons)(19)                 Common Stock         5,967,473          22.37%

--------------------
<F1>  Includes 145,732 shares which Sir Stuart has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 16, 2001. Does not include 3,500 shares held in trust for the benefit of Sir Stuart's children. Sir Stuart disclaims beneficial ownership of such shares.
<F2>  Does not include 31,150 shares held in trust for the benefit of
      Mr. Peterson's children, 3,300 shares held by the Peterson Foundation and 15,000 shares held in trust for the benefit of Mr. Peterson's parents. Mr. Peterson disclaims beneficial ownership of such shares. Includes 740,000 shares which Mr. Peterson has the right to acquire upon exercise of options currently exercisable or exercisable within 60 days of May 16, 2001.
<F3>  Consists of 111,720 shares which Mr. Ryan has the right to acquire upon exercise of options currently exercisable or exercisable within 60 days of May 16, 2001.
<F4>  Mr. Swenson, hired effective December 5, 2000, holds no options currently exercisable or exercisable within 60 days of May 16, 2001.




<F5>  Consists of 71,374 shares which Mr. Surgenor has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 16, 2001.
<F6>  Includes 20,545 shares which Mr. Headley has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 16, 2001
<F7>  Includes 92,813 shares which Dr. Sakurada has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 16, 2001.
<F8>  Consists of 21,000 shares which Mr. Gelbman has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 16, 2001.
<F9>  Includes 54,000 shares which Ms. Williamson has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 16, 2001.
<F10> Includes 33,000 shares which Mr. Holmes has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 16, 2001.
<F11> Consists of 30,000 shares which Dr. Klein has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 16, 2001.
<F12> Includes 30,000 shares which Mr. Lind has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 16, 2001. Also includes, 3,731,800 shares owned directly by four investment advisory clients for which Blum Capital Partners, L.P. is the investment adviser with voting and investment discretion, three limited partnerships for which Blum Capital Partners is the general partner, and one limited partnership for which RCBA GP, L.L.C. ("RCBA GP") is the general partner. Mr. Lind is a director and officer of RCBA Inc. (the general partner of RCBA L.P.), an officer of RCBA L.P., and a managing member of RCBA GP. Mr. Lind disclaims beneficial ownership of these shares except to the extent of any pecuniary interest therein.
<F13> This information has been derived from a Schedule 13G filed with the
      Securities and Exchange Commission as of February 9, 2001. The reporting entity's address is 121 East Wilson Street, Madison, WI 53707.
<F14> This information has been derived from a Schedule 13G filed with the
      Securities and Exchange Commission as of February 13, 2001. The reporting entity's address is 75 State Street, Boston, MA 02109.
<F15> Includes information derived from the last Schedule 13D filed with the Securities and Exchange Commission as of May 21, 1999, adjusted for stock sales reported on a recently filed Form 4 dated April 9, 2001 and the shares described in footnote (12) which Mr. Lind has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 16, 2001. The reporting entity's address is 909 Montgomery Street, #400, San Francisco, CA 94133
<F16> This information has been derived from a Schedule 13G filed with the
      Securities and Exchange Commission as of February 9, 2001. The reporting entity's address is 605 Third Avenue, New York, NY 10158-3698.
<F17> This information has been derived from a Schedule 13G filed with the
      Securities and Exchange Commission as of February 9, 2001. The reporting entity's address is 100 Vanguard Boulevard, VM #V34, Malvern, PA 19355.
<F18> This information has been derived from a Schedule 13G filed with the
      Securities and Exchange Commission as of February 12, 2001. The reporting entity's address is 500 Boylston Street, Boston, Massachusetts 02116.
<F19> Includes 1,350,184 shares which executive officers and directors have the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 16, 2001.

                      COMPLIANCE WITH SECTION 16(a) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 (the "Act") requires the Company's directors and executive officers and persons who own more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission and the New York Stock Exchange reports concerning their ownership of the Company's Common Stock and changes in such ownership. Copies of such reports are required to be furnished to the Company. To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company during or with respect to the Company's most recent fiscal year, all Section 16(a) filing requirements applicable to persons who were, during the most recent fiscal year, officers or directors of the Company or greater than 10% beneficial owners of its Common Stock were complied with, except that in the case of Mr. Lind, through inadvertence one option grant was not reported in a timely manner.

          COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE REPORT
                        ON EXECUTIVE COMPENSATION(1)

      The Company's executive compensation program is intended to attract and retain talented executives and to motivate them to achieve the Company's business goals. The program utilizes a combination of salary, stock options and cash bonuses awarded based on the achievement of corporate performance objectives. The compensation received by its executive officers is thereby linked to the Company's performance. Within this overall policy, compensation packages for individual executive officers are intended to reflect the responsibilities of their position and past achievements with the Company, as well as the Company's performance.

      The Compensation Committee is comprised of independent directors who are not employees of the Company. In its deliberations, the Committee takes into account the recommendations of appropriate Company officials. The Compensation Committee's determinations with respect to compensation for the fiscal year ended March 31, 2001 were made early in the fiscal year.

      In arriving at the base salaries paid to the Company's executive officers for the year ended March 31, 2001, the Committee considered their individual contributions to the performance of the Company, their levels of responsibility, salary increases awarded in the past, the executive's experience and potential, and the level of compensation necessary, in the overall competitive environment, to retain talented individuals. All of these factors were collectively taken into account by the Committee in making a subjective assessment as to the appropriate base salary for each of the Company's executive officers, and no particular weight was assigned to any one factor.

      During the fiscal year ended March 31, 2001 the Company's executive bonus program was tied primarily to the achievement by the Company and by individual business units of predetermined goals relating primarily to earnings per share, operating margin, revenue growth and individual performance goals. Under the program, attain-

[FN]
--------------------
<F1>  The material in this report, including the audit committee charter, is not "soliciting material," is not deemed filed with the commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

ment of these predetermined goals resulted in payment of bonuses, 50% of which payment was made in the form of grants to purchase the Company's common stock and 50% of which was paid in cash. During fiscal year 2002, the executive bonus program will be more heavily weighted toward payment for the achievement of the Company's earnings per share and revenue targets.

      The Company's stock option program is intended to provide additional incentive to build shareholder value, to reward long-term corporate performance and to promote employee loyalty through stock ownership. Information with respect to stock options held by executive officers (including options granted during the year ended March 31, 2001) is included in the tables following this report. In determining the number of options granted to executive officers during the last fiscal year ended March 31, 2001, the Committee made a subjective assessment of the past and potential contributions of particular executive officers to the financial and operational performance of the business unit directed by the executive, and of such officer's potential for advancement. The Committee, in arriving at the number of options to be granted to particular executive officers, was aware of whether or not such officers had been granted options in the past. The vesting of options granted is not dependent upon the achievement of predetermined performance goals. Nevertheless, the amount realized by a recipient from an option grant will depend on the future appreciation in the price of the Company's Common Stock.

      In 1993 the Internal Revenue Code was amended to limit the deduction a public company is permitted for compensation paid in 1994 and thereafter to the chief executive officer and to the four most highly compensated executive officers, other than the chief executive officer. Generally, amounts paid in excess of $1 million to a covered executive, other than performance-based compensation, cannot be deducted. In order to qualify as performance-based compensation under the new tax law, certain requirements must be met, including approval of the performance measures by the stockholders. In its deliberations, the Committee considers ways to maximize deductibility of executive compensation, but nonetheless retains the discretion to compensate executive officers at levels the Committee considers commensurate with their responsibilities and achievements.

Compensation of Chief Executive Officer

      With the approval of the Compensation and Management Development Committee in May 2000, Mr. Peterson received a salary for the fiscal year ended March 31, 2001 of $438,854. The Committee did not grant Mr. Peterson any new options to purchase shares of the Company's Common Stock during the fiscal year ended March 31, 2001 as Mr. Peterson received a two-year grant with options to purchase up to 280,000 shares of the Company's common stock in May 2000, of which one-half vested as of March 31, 2001 and the remaining one-half as of March 31, 2002.

      In recognition of the Company's performance during the fiscal year ended March 31, 2001, the Compensation and Management Development Committee in May 2001 awarded Mr.Peterson a cash bonus of $301,398.

                                       COMPENSATION AND MANAGEMENT
                                       DEVELOPMENT COMMITTEE

                                       Sir Stuart Burgess
                                       Donna C.E. Williamson
                                       Benjamin L. Holmes
                                       N. Colin Lind
                                       Ronald G. Gelbman

        COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE INTERLOCKS
                          AND INSIDER PARTICIPATION

      During the fiscal year ended March 31, 2001 the members of the Compensation and Management Development Committee were Sir Stuart Burgess, Donna C.E. Williamson, Benjamin L. Holmes, N. Colin Lind, and Ronald G. Gelbman. No member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries during fiscal year 2001.

                           EXECUTIVE COMPENSATION

      The following table sets forth all compensation earned by the Company's Chief Executive Officer and four executive officers of the Company (other than the Chief Executive Officer) whose total annual salary and bonus exceeded $100,000 for all services rendered as executive officers to the Company and its subsidiaries for the Company's fiscal years ended March 31, 2001, April 1, 2000 and April 3, 1999.

Summary Compensation Table


                                                                                           Long-Term
                                                                                         Compensation
                                                     Annual Compensation                    Awards
                                        ---------------------------------------------    ------------
                                                                            Other
                                                                            Annual           Stock        All Other
Name and Principal Position    Year     Salary(l)      Bonus(l)          Compensation       Options    Compensation(2)
----------------------------------------------------------------------------------------------------------------------

James L. Peterson              2001    $438,854(4)    $301,398(4)    $  175,767(3)(4)(5)    280,000
 President & CEO               2000    $430,744(4)    $172,990(4)    $  504,091(3)(4)(5)          -
                               1999    $394,658(4)    $150,000(4)    $  176,642(3)(4)(5)     91,574

Ronald J. Ryan                 2001    $281,560       $ 60,475       $    9,504(3)           19,174        $6,000
 CFO & Sr. Vice President,     2000    $264,370       $ 77,031       $    9,571(3)           46,508        $6,000
 Finance                       1999    $249,995       $ 81,775       $    9,332(3)           50,000

Stephen C. Swenson             2001    $ 85,000(6)    $ 25,000(6)    $   23,601(3)(5)       100,000
 Executive Vice President,
 Worldwide Sales and
 Marketing

Timothy Surgenor               2001    $260,000       $ 50,000       $    8,940(3)           19,453
 Executive Vice President      2000    $ 50,000(6)    $      -(6)         2,204(3)          250,000

Thomas Headley                 2001    $230,055(6)    $ 35,539(6)    $1,023,422(5)(6)        70,000        $3,450
 Executive Vice President,     2000    $198,245       $ 55,000
 Research and Development      1999    $178,750       $ 36,000




--------------------
<F1>  Salary and bonus amounts are presented in the year earned. The payment of such amounts may have occurred in other years.
<F2>  Includes matching contributions made by the Company under its 401(k)
      Plan: (i) in 2001: for Mr. Ryan $6,000, for Mr. Headley $3,450 (ii) in 2000: for Mr. Ryan $6,000.
<F3>  Includes the following amounts paid by the Company with respect to company-owned vehicles or auto allowances: (i) in 2001: for Mr. Peterson $22,106, for Mr. Ryan $6,850, for Mr. Surgenor $8,400, for Mr. Swenson $2,800, for Mr. Headley $4,200 (ii) in 2000: for Mr. Peterson $23,673, for Mr. Ryan $6,850, for Mr. Surgenor $2,100 (ii) in 1999: for Mr. Peterson $23,765, for Mr. Ryan $5,282.
<F4>  Amounts are translated into U.S. dollars using average monthly exchange rates with the exception of amounts for salary and bonus paid to Mr. Peterson during fiscal years ended 2001 and 2000 which are paid to Mr. Peterson in Swiss francs converted from U.S. dollars using a fixed exchange rate of 1.5.
<F5>  Includes the following amounts for housing allowances for Mr.
      Peterson: in 2001 $48,057, in 2000 $65,198, in 1999 $104,938.
      Includes the following amounts for travel allowances for Mr.
      Peterson: in 2001 $13,644, in 2000 $59,642, in 1999 $2,018. Includes
      the following amounts for tax equalization payments for Mr. Peterson: in 2001 $75,779, in 2000 $337,235. Includes the following amounts for relocation expenses (i) in 2001: for Mr. Swenson $19,953 (ii) in 2000: for Mr. Peterson $33,333. Includes a $1,019,004 one-time signing bonus for Mr. Headley in 2001.
<F6>  Mr. Swenson was hired effective December 5, 2000 at an annual rate of
      $260,000. Mr. Surgenor was hired effective January 31, 2000. From April 2, 2000 through September 17, 2001, Mr. Headley was compensated as an employee of Transfusion Technologies Corporation. Effective September 18, 2000 with the acquisition of Transfusion Technologies Corporation by Haemonetics, Mr. Headley began receiving his compensation as an employee of Haemonetics Corporation at an annual rate of $230,000.

Option Grants in Fiscal Year Ended March 31, 2001

      The following table provides information on option grants to the executive officers of the Company listed in the Summary Compensation Table above during the fiscal year ended March 31, 2001. Pursuant to applicable regulations of the Securities and Exchange Commission, the table also sets forth the hypothetical value which might be realized with respect to such options based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date of grant to the end of the option term.


                                         Individual Grants
                      ------------------------------------------------------          Potential Realizable
                                    Percentage of                                       Value at Assumed
                      Number of     Total Options                                    Annual Rates of Stock
                      Securities     Granted to      Exercise                          Price Appreciation
                      Underlying      Employees       or Base                          for Option Term(4)
                       Options      in the Fiscal      Price      Expiration    -------------------------------
                       Granted        Year 2001      Per Share       Date            5%                10%
                      -----------------------------------------------------------------------------------------

James L. Peterson     280,000(1)        23.43        $22.9063       5/1/2010    $4,033,581.72    $10,221,888.02

Ronald J. Ryan         19,174(1)         1.60        $22.9063       5/1/2010    $  276,213.91    $   699,980.29

Stephen C. Swenson    100,000(2)         8.37        $30.1875      1/23/2011    $1,898,475.65    $ 4,811,110.05

Timothy Surgenor       13,744(1)         1.15        $22.9063       5/1/2010    $  197,991.24    $   501,748.67
                        2,302(1)         0.19        $22.9063       5/1/2010    $   33,161.80    $    84,038.52
                        3,407(2)         0.29        $22.9063       5/1/2010    $   49,080.05    $   124,378.47

Thomas D. Headley      70,000(3)         5.86        $23.7813     10/23/2010    $1,046,915.23    $ 2,653,088.73

--------------------
<F1>  Options vest at the rate of 50% on March 31, 2001 and 50% March 31,
      2002, and are exercisable once vested subject to the terms and conditions of the respective option agreements.
<F2>  Options vest at the rate of 25% per year over the four years following the grant date (except in the case of death, termination or retirement).
<F3>  Of these options 20,545 vested immediately upon grant. The remaining options vest 50%/50% over the two years following the first day of active employment. The options are exercisable once vested subject to the terms and condition of the option agreement.
<F4>  These values are based on assumed rates of appreciation only. Actual gains, if any, on shares acquired on option exercises are dependent on the future performance of the Company's Common Stock. There can be no assurance that the values reflected in this table will be achieved. On May 16, 2001 the closing price of the Company's Common Stock on the New York Stock Exchange was $30.80.

Aggregated Option Exercises in Fiscal Year
Ended March 31, 2001 and Option Values at March 30, 2001

      The following table provides information on the value of unexercised options held by the executive officers listed in the Summary Compensation Table above at March 31, 2001.


                                                    Number of Unexercised             Value of Unexercised
                         Shares                    Options at March 31, 2001      Options at March 31, 2001(1)
                        Acquired       Value     ----------------------------    ------------------------------
                      on Exercise    Realized    Exercisable    Unexercisable     Exercisable     Unexercisable
                      -----------------------------------------------------------------------------------------

James L. Peterson        0              $0         634,605         245,395       $9,354,107.93    $3,213,089.91
Ronald J. Ryan           0              $0          87,216          78,466       $1,379,944.71    $1,236,842.84
Stephen C. Swenson       0              $0               0         100,000       $        0.00    $  291,250.00
Timothy Surgenor         0              $0          70,523         198,930       $  507,952.81    $1,395,020.25
Thomas D. Headley        0              $0          20,545          49,455       $  191,452.69    $  460,856.31

--------------------
<F1>  Value of unexercised stock options represents difference between the exercise prices of the stock options and the closing price of the Company's Common Stock on the New York Stock Exchange on March 30, 2001, which was $33.10.

                        COMPARATIVE PERFORMANCE GRAPH

      The following graph compares the cumulative total return for the five year period commencing March 31, 1996 through March 31, 2001 among the Company, the S&P 500 Index and the S&P Medical Products and Supplies Index. The graph assumes one hundred dollars invested on March 31, 1996 in the Company's Common stock, the S&P 500 index and the S&P Medical Products and Supplies Index and also assumes reinvestment of dividends.


                                   3/31/96    3/31/97    3/31/98    3/31/99    3/31/00    3/31/01
                                   --------------------------------------------------------------

Haemonetics Corporation              $100       107        108         94        135        199
S&P 500                              $100       120        177        210        248        194
S&P Medical Products & Supplies      $100       110        159        208        217        221


      RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors recommends that the stockholders ratify the selection of Arthur Andersen LLP as independent public accountants to examine the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending March 30, 2002. A representative of Arthur Andersen, LLP is expected to be present at the meeting to respond to appropriate questions.

                          AUDIT COMMITTEE REPORT(1)

      The Audit Committee of the Board of Directors, (the "Committee"), is comprised of three or more independent directors, as determined by the Board, and operates under a written charter adopted by the Board, (attached as Exhibit A). The members of the Audit Committee are Benjamin L. Holmes, chairman, Donna C.E. Williamson, Ronald G. Gelbman and Sir Stuart Burgess.

      The Audit Committee provides general oversight of the Company's financial reporting and disclosure practices, system of internal controls, and the Company's processes for monitoring compliance by the Company with Company policies. The Committee reviews with the Company's independent auditors the scope of the audit for the year, the results of the audit when completed and the independent auditor's fee for services performed. The Audit Committee also recommends independent auditors to the Board of Directors and reviews with management, and internal audit, various matters related to its internal accounting controls. During the last fiscal year, there were four meetings of the Audit Committee.

      Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee is responsible for overseeing and monitoring the quality of the Company's accounting and auditing practices.

      In this context, the Audit Committee reviewed and discussed the Company's audited financial statements with management and with the Company's independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. Discussions about the Company's audited financial statements included the auditor's judgments about the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in its financial statements. The Committee also discussed with the auditors other matters required by Statement on Auditing Standards, ("SAS") No. 61 "Communication with Audit Committees", as amended by SAS No. 90, "Audit Committee Communications."

      The Company's auditors provided to the Committee written disclosures required by the Independence Standards Board Standard No. 1 "Independence Discussion with Audit Committees." The Committee discussed with the auditors their independence from the Company, and considered the compatibility of non-audit services with the auditor's independence.

      Fees paid to the Company's independent auditors' firm for fiscal 2001were comprised of the following:


      Aggregate Audit Fees (for annual and quarterly reviews)    $394,000
      Aggregate other services including tax                      528,000

--------------------
<F1>  The material in this report, including the audit committee charter, is not "soliciting material," is not deemed filed with the commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.The

      Based on the Committee's discussion with management and the auditors, and the Committee's review of the representations of management and the report of the auditors to the Committee, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended March 31, 2001 filed with the Securities and Exchange Commission.

                                       AUDIT COMMITTEE
                                       Benjamin L. Holmes
                                       Donna C.E. Williamson
                                       Ronald G. Gelbman
                                       Sir Stuart Burgess

                            STOCKHOLDER PROPOSALS

      Any proposal submitted for inclusion in the Company's Proxy Statement and form of proxy relating to the 2002 Annual Meeting of Stockholders must be received at the Company's principal executive offices in Braintree, Massachusetts on or before February 25, 2002. In accordance with the provisions of Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, if the Company does not receive notice of a shareholder proposal to be raised at its 2002 Annual Meeting on or before May 11, 2002, then in such event, the management proxies shall be allowed to use their discretionary voting authority when the proposal is raised at the 2002 Annual Meeting.

                                OTHER MATTERS

      Management knows of no matters which may properly be and are likely to be brought before the meeting other than the matters discussed herein. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

                               VOTING PROXIES

      The Board of Directors recommends an affirmative vote on all proposals specified. Proxies will be voted as specified. If signed proxies are returned without specifying an affirmative or negative vote on any proposal, the shares represented by such proxies will be voted in favor of the Board of Directors' recommendations.

                                       By Order of the Board of Directors


                                       /s/ Alicia R. Lopez
Braintree, Massachusetts               Alicia R. Lopez
June 25, 2001                          Clerk

                                                                  Exhibit A

                           HAEMONETICS CORPORATION

                  CHARTER AND POWERS OF THE AUDIT COMMITTEE

I. PURPOSE

      The Audit Committee (the "Committee") has been appointed by the Board of Directors (the "Board") to provide general oversight of the Company's financial reporting and disclosure practices, system of internal controls, and the Company's processes for monitoring compliance by the Company with Company policies. While the Committee has the powers and duties set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent accountants or to assure compliance with Company policies. In performing its functions, it is the responsibility of the Committee to endeavor to facilitate free and open communication among the independent accountants, the internal auditors, the Board and the Company's management.

II. COMPOSITION

      The Committee shall be comprised of three or more directors, as determined by the Board, each of whom shall be independent and financially literate, and at least one of whom shall have accounting or related financial management expertise, all as prescribed in the requirements adopted from time to time by the New York Stock Exchange.

III. RESPONSIBILITIES

      In carrying out its oversight responsibilities the Committee shall:

      1. Review this Charter at least annually.

      2. Meet as frequently as circumstances require (generally four times per year). The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

      3. Create an agenda for the ensuing year.

      4. Review the performance of the independent accountants and make recommendations to the Board of Directors annually regarding the appointment or termination of the independent accountants. The independent accountants shall ultimately be accountable to the Board and the Committee, as representatives of the shareholders; and the Board, after considering the recommendation of the Committee, shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants.

      5. Confer with the independent accountants and the internal auditors concerning the scope of their examinations of the books and records of the Company and its subsidiaries; review and approve the independent accountants' annual engagement letter; review and approve the Company's internal audit charter, annual audit plans and budgets; direct the special attention of the auditors to specific matters or areas deemed by the Committee or the auditors to be of special significance; and authorize the auditors to perform such supplemental reviews or audits as the Committee may deem desirable.

      6. Review with management, the independent accountants and internal auditors significant risks and exposures (and assess the steps management has taken to minimize such risks), audit activities and significant audit findings.

      7. Review and discuss with the independent accountants their annual written statement delineating all relationships between the independent accountants and the Company, consistent with Independence Standards Board Standard No. 1, including in particular the range and cost of audit and non-audit services performed by the independent accountants; and actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services, including non-audit services, that may impact the objectivity and independence of the independent accountants and recommend that the Board take appropriate action in response to the independent accountants' report to satisfy itself of the independent accountants' independence.

      8. Review, in consultation with the independent accountants, the integrity of the Company's financial reporting processes, both internal and external.

      9. Review the Company's audited annual financial statements and the independent accountants' opinion rendered with respect to such financial statements. In reviewing the Company's audited annual financial statements, the Committee shall confer with the Company's independent accountants, management and internal auditors and consider the following:

      * The nature and extent of any significant changes in accounting principles or the application thereof; significant judgment areas; significant risks and exposures and the steps management have taken to minimize such risks to the Company.

      * The independent accountants' judgments on the quality, appropriateness and consistent application of the Company's accounting principles, disclosures and underlying estimates in the financial statements.

      * The effectiveness and adequacy of the Company's internal auditing procedures and systems of internal control, including computerized information system controls and security and internal controls and procedures relating to executive travel and entertainment.

      * The annual report from management assessing the Company's internal controls.

      * The recommendations of the independent accountants and internal auditors regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries, including review of the correction of controls deemed to be deficient.

      * Adequacy of internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

      * Any comments and recommendations of the independent accountants, including any serious difficulties or disputes with management encountered during the course of the audit.

      10. Prior to any public announcement, discuss with the independent accountants and financial management quarterly financial results and the results of the independent accountants' review, including the independent accountants' judgments on the quality and consistent application of the Company's accounting principles, disclosures and underlying estimates in the quarterly financial statements, significant adjustments, management judgments and accounting estimates, significant new accounting policies, and disagreements with management and whether these factors have affected the quality of the Company's financial reporting. Discussion may be with the Committee as a whole or a member designated by the Chairman, in person or by telephone conference call.

      11. Discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

      12. Make a recommendation to the Board as to whether the audited financial statements should be included in the Company's Annual Report on Form 10-K.

      13. Provide any recommendation, certifications and reports that may be required by the New York Stock Exchange or the Securities and Exchange Commission. The report required by the Securities and Exchange Commission to be included in the Company's annual proxy statement shall affirm that the Committee is governed by a charter and has (i) reviewed and discussed the audited financial statements with management, (ii) discussed with the independent accountants the matters required to be discussed by SAS 61,
(iii) receive the written disclosures and the letter from the independent accountants required by Independent Standards Board Standard No. 1 and has discussed with the independent accountants the independent accountants' independence, including the compatibility of non-audit services with the accountant's independence, and (iv) recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K.

      14. Review with appropriate Company personnel, including the General Counsel, the actions taken to ensure compliance with the Company's Code of Conduct and the results of confirmations and violations of such Code.

      15. Review the programs and policies of the Company designed to ensure compliance with Company policies.

      16. Review the procedures established by the Company that monitor the compliance by the Company with its loan and indenture covenants and restrictions.

      17. Meet periodically with the independent auditors, the Director of Internal Audit and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee, such as the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, the cooperation that the independent accountants received during the course of the audit and time pressures the independent accountants may be experiencing;

      18. Review accounting and financial human resources and financial succession planning within the Company.

      19. Report through its Chairman to the Board of Directors following the meeting of the Committee.

      20. Maintain minutes or other records of meetings and activities of the Committee.

      21. Conduct or authorize investigations into any matters within the Committee's scope of responsibilities that it determines appropriate. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

      22. Consider such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the internal and external audit of the Company as the Committee may, in its discretion, determine to be advisable.

      23. Periodically self-assess the financial and other qualifications of Committee members against those skills needed to fulfill its roles and responsibilities. Develop and implement a plan to address any skill gaps.

                                                                1059-PS-2001

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                               REVOCABLE PROXY

                           HAEMONETICS CORPORATION

                       ANNUAL MEETING OF STOCKHOLDERS
                                JULY 24, 2001

      The undersigned hereby appoints Sir Stuart Burgess and James L. Peterson or any one of them, with full power of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Stockholders of Haemonetics Corporation to be held Tuesday, July 24, 2001 at State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts and at any adjournment or adjournments thereof, to vote in the name and place of the undersigned with all the power which the undersigned would possess if personally present, all of the stock of Haemonetics Corporation standing in the name of the undersigned, upon such business as may properly come before the meeting, including the following as set forth hereon.

1.  ELECTION OF DIRECTORS:                     With-     For All
    Dr. Yutaka Sakurada                 For    hold      Except
    Donna C.E. Williamson               [ ]     [ ]        [ ]
    Dr. Harvey Klein

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

        ---------------------------------------------------------------

2. To ratify the selection by the Board of Directors of Arthur Andersen LLP as independent public accountants for the current fiscal year.

            FOR              AGAINST               ABSTAIN
            [ ]                [ ]                   [ ]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. ANY PROXY HERETOFORE GIVEN BY THE UNDERSIGNED WITH RESPECT TO SUCH STOCK IS HEREBY REVOKED. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AS SET FORTH IN THE PROXY STATEMENT AND FOR PROPOSALS 2.

Please sign exactly as your name(s) appear(s) on the Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date    ----------------------------
  this Proxy in the box below.    |Date                         |
 --------------------------------------------------------------
|                                                               |
|                                                               |
|                                                               |
 ---Stockholder sign above------Co-holder (if any) sign above---

  Detach above card, sign, date and mail in postage paid envelope provided.

 ----------------------------------------------------------------------------
|PLEASE DATE AND SIGN THIS PROXY IN THE SPACE PROVIDED ABOVE AND RETURN      |
|IT IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE         |
|MEETING IN PERSON.                                                          |
 ----------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

---------------------------------------

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